YRC Worldwide®

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Bill Zollars Chairman, President & CEO Merrill Lynch Global Transportation Conference Bill Zollars Chairman, President & CEO Merrill Lynch Global Transportation Conference June 18, 2008 Exhibit 99.2

YRC Worldwide

YRC Worldwide

yrcw.com

YRC Logistics

YELLOW

Roadway

REIMER EXPRESS LINES LTD. Roadway

USF

NEW PENN

Making global commerce work by connecting people, places and information

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Brand Recognition
Brand Recognition
YRC Worldwide is a $9.6 billion provider of global transportation services, transportation management solutions, and logistics management through a portfolio of successful brands.

YRC Worldwide

SRIXON
YRC

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Brand Recognition (continued)
Brand Recognition (continued)
• Evolution and increasing visibility of the
YRC Worldwide brand
Sponsorship agreement with Jim Furyk,
PGA golfer and 2003 U.S. Open winner
YRC Worldwide radio spots on ESPN with
on-air talent, Scott Van Pelt
Effective implementation of a common
corporate sales force across all asset-based
companies

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Impact of New Labor Agreement
Impact of New Labor Agreement
• New agreement is a “game-changer” for the company
Gives us the capability to provide a faster, more reliable service to the customer at a lower cost
Increases the flexibility of our day-to-day operations
Provides pension contribution protection over the next five years
• Benefits of the contract that reduce the overall cost impact:
Introduction of the utility employee
• Ability to establish a driver-qualified position that works across all job classifications of local and over-the-road functions
Four-hour casual employees (part-time employees)
• Improves the ability to match labor to business volumes
Truckload substitute service
• Opportunity to convert increasingly expensive rail miles to more reliable road service

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Labor Agreement
Economic Provisions
Labor Agreement
Economic Provisions
• Total Increases:
Compounded annual increase of
approximately 3.8% over the life of the
contract (weighted average of wages,
pension and health care increases)
Net economic impact of 3.0% - 3.5% over the
life of the contract, very similar to the current
labor agreement (approximately 3.2%)
Pension Protection Act Provision:
• The contract provides that the payment of any
potential surcharge assessments to any
pension fund in critical status (red zone) be
accounted for within the $1.00 per year
increase (pension and health care only)
$1.50
$1.40
$1.45
$1.40
$1.45
2008 2009 2010 2011 2012
Total increase per hour
Each year includes $1.00 per hour for pension and
health care.  The remainder in each year
represents wage increases.

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Current Initiatives
Current Initiatives
• Network optimization:
YRC National Transportation
• Change of operations at both Yellow and Roadway
• Enables more effective competition in 2 and 3-day markets
• “Velocity Network” provides increased overall service quality in over
28,000 lanes by:
– Reducing shipment hand-offs
– Improving service by at least one day for over 15% of shipments
– Eliminating approximately 20 million linehaul miles annually
($40 million annual savings)

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Example of Velocity Change at YRC National
Example of Velocity Change at YRC National
• Current State: • Future State:
Operation Results:
1.  Reduces miles by 34%
2.  Improves service standard from 3 days to 2 days
3.  Reduces the number of handlings by 1
Chicago
La Salle
St. Louis
Memphis
Jonesboro
Chicago
La Salle
St. Louis
Memphis
Jonesboro

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Current Initiatives (continued)
Current Initiatives (continued)
• Network optimization
(continued):
YRC Regional Transportation
• A new and improved design at Holland and Reddaway
• No further changes to the geographic networks at any of the Regional companies
• Continue progress toward one technology platform at Yellow and Roadway
• Complete the Jiayu acquisition
• Global shipment visibility via a technology solution
A supply chain management solution expected to launch in late 2008
Provides visibility down to the PO#, SKU or part from “End-to-End”, which promotes proactive business and logistics decisions
From “Beijing To Boise” and Beyond

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Second Quarter 2008 Update
Second Quarter 2008 Update
• Updating 2Q08 guidance based on the following:
$0.30 - $0.40 Previous EPS guidance
+ $0.34
Net curtailment gain (benefit plan equalization)
$0.09
Significant accident accrual (at YRC National)
$0.55 - $0.65 Updated EPS guidance
• Operating segment update:
Volume levels at YRC National thru May are consistent with 1  quarter
YRC Regional is expected to be profitable for the 2 quarter
YRC Logistics is also on track to meet expectations for the 2 quarter
Introduction of new Truckload segment
• USF Glen Moore will be presented as a standalone segment
Expect to exceed $100 million of performance improvement
Reconfirming the $0.30 - $.40 from core operations
nd
nd
st

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Forward-Looking Statements
Forward-Looking Statements
• Pages 6, 8 and 9 of this presentation contain forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words
“projected”, “expected,” “guidance,” “on track,” and similar expressions are intended to identify forward-looking statements.
• The company’s actual future results and earnings per share could differ materially from those projected in such forward-
looking statements because of a number of factors, including (among others) inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, including (without limitation) those cost reduction opportunities arising from acquisitions, changes in equity and debt markets, a downturn in general or regional economic activity, effects of a terrorist attack, labor relations, including (without limitation), the impact of work rules, work stoppages, strikes or other disruptions, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction, and the risk factors that are from time to time included in the company’s reports filed with the Securities and
Exchange Commission, including the company’s Annual Report on Form 10-K for the year ended December 31, 2007.
• The company’s expectation regarding the completion of the Jiayu acquisition is only the company’s expectation regarding the completion. Completion of the acquisition is subject to Chinese regulatory approvals, restructuring of certain of Jiayu's operations and the satisfaction or waiver of the other conditions to closing contained in the definitive acquisition agreement.
• The company’s performance improvement target is only the company’s expectation regarding the target. Actual performance improvement could differ materially based on a number of factors including (among others) the ability to identify and implement improvements in the time frame needed to achieve these expectations, the success of the company’s operating plans, the need to spend additional capital to implement improvement opportunities, including
(without limitation) to terminate, amend or renegotiate prior contractual commitments, inflation, inclement weather, competitor pricing, fuel costs, expense volatility, economic activity, changes in debt or equity markets, effects of a terrorist attack, effects of labor relations, the accuracy of our estimates of our spending requirements, the occurrence of any unanticipated acquisition opportunities, changes in our strategic direction and the need to replace any unanticipated losses in capital assets.